***IMPORTANT NOTICE REGARDING

CHANGE IN INVESTMENT POLICY***

TOREADOR CORE FUND

Supplement to the Prospectus dated August 29, 2011

CHANGE IN LARGE CAP INVESTMENT STRATEGY

AND OTHER PRINCIPAL STRATEGIES

EFFECTIVE AUGUST 31, 2012

Name Change

Effective August 31, 2012, the Toreador Large Cap Fund will be known as the Toreador Core Fund (the “Fund”).

Change to Principal Strategy

Effective August 31, 2012, the Fund will eliminate its policy to invest at least 80% of its assets in securities of large capitalization companies, and it will adopt a new policy as follows:

The Fund invests primarily in equity securities of large cap companies. The Fund’s adviser, Toreador Research & Trading LLC (the “Advisor”), considers “large cap” companies to be those included in either the S&P 500© Index or the Russell 1000© Index. As of March 31, 2012, the Russell 1000 Index had a total market capitalization range of approximately $124 million to $559 billion, and the S&P 500 had a total market capitalization range of approximately $1.21 billion to $559 billion.

The Advisor selects large cap equity securities that it believes offer superior return potential considering the following factors:

•	Attractive market price relative to intrinsic value, as determined by the adviser based on the company’s estimated future potential earnings discounted to their present value;

•	Improving trends in a company’s economic performance; and

•	A company’s effective pursuit of wealth-creating strategies.

The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Advisor’s goal is to identify companies that it believes have the potential for superior performance within each sector.

Equity securities in which the Fund or underlying funds may invest include common stocks, as well as securities convertible into common stocks, preferred stocks, and other investment companies (including ETFs) that invest primarily in equity securities. The Fund may invest in foreign stocks listed on U.S. or foreign exchanges, as well as American Depository Receipts or Global Depository Receipts. The Fund may invest in ETFs that engage in derivative transactions and use short selling techniques, as well as those that invest in a portfolio of commodities, such as gold or silver.

The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position. As an example, the Fund may buy index options to serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may sell put or call options to enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. The Fund will sell call options only to the extent that it owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index.

The Fund typically sells a portfolio company when the trading price of the company’s stock exceeds the Advisor’s estimate of the company’s fundamental value and/or there are other companies that the Advisor believes offer greater appreciation potential. When the Advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.